Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

DATED JANUARY 14, 2004

This First Amendment to Loan Agreement (the “First Amendment”) is made as of this 29th day of March 2005 by and between Charles River Associates Incorporated (“Borrower”), a Massachusetts corporation with its principal executive office at the John Hancock Tower, 200 Clarendon Street, T-33, Boston, Massachusetts 02116-5092 and Citizens Bank of Massachusetts, a bank with offices at 28 State Street, Boston, Massachusetts (the “Lender”) in consideration of the mutual covenants contained herein and the benefits to be derived herefrom.  Unless otherwise specified, all capitalized terms shall have the same meaning herein as set forth in the Agreement (as defined below).

W I T N E S S E T H:

                WHEREAS, on January 14, 2004, the Borrower and the Lender entered into a loan arrangement (the “Loan Arrangement”) as evidenced by, amongst other documents and instruments, a certain Loan Agreement (as may be amended from time to time, the “Agreement”) by and between the Borrower and the Lender pursuant to which the Lender agreed to provide certain financial accommodations to or for the benefit of the Borrower; and

                WHEREAS, the Borrower has requested that the Lender extend the Loan Arrangement and amend certain terms and conditions of the Agreement, and

WHEREAS, the Lender has agreed to so amend the Agreement provided the Borrower and the Lender entered into this First Amendment; and

                NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The definition of “Current Liabilities” found in alphabetical order after Section 10 (l) of the Agreement is hereby amended by adding the following phrase at the end of the definition:

                                                “and excluding any convertible subordinated debt for which the Borrower has not been notified of the intention to convert.”

2.             Section 14(a) of the Agreement is hereby amended by replacing the date “January 14, 2006” with the date “April 30, 2007”.

3.             The Borrower hereby acknowledges and agrees that the Borrower has no claims, offsets, defenses or counterclaims against the Lender with respect to the Loan Arrangement or otherwise and to the extent the Borrower may have any such claims the Borrower hereby WAIVES and RENOUNCES such claims, offsets, defenses and counterclaims.

4.             This First Amendment and all other documents executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Lender either expressed or implied, concerning the matters contained herein and in such other instruments, any statute, custom or use to the contrary notwithstanding.  No such discussions or negotiations shall limit, modify or otherwise effect the provisions hereof.  The modification amendment, or waiver of any provision of this First Amendment, the Agreement or any provision under any other agreement or document entered into between the Borrower and the Lender shall not be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

5.             Except as specifically modified herein, the Agreement shall remain in full force and effect as originally written, and the Borrower hereby ratifies and confirms all terms and conditions contained in the Agreement.

6.             This First Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

IN WITNESS WHEREOF, the parties hereof have set their hands and seals as of the date first written above.

CHARLES RIVER ASSOCIATES INCORPORATED

By:	/s/ J. Phillip Cooper
J. Phillip Cooper
Executive Vice President, Chief
Financial Officer

CITIZENS BANK OF MASSACHUSETTS

By:	/s/ Michael McAuliffe
Michael McAuliffe
Senior Vice President